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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 14, 2001
                               (November 14, 2001)

                        AMERICAN RETIREMENT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Tennessee                               01-13031                 62-1674303
----------------------------------------------    ------------------------     ------------------
(State or other jurisdiction of incorporation)    (Commission File Number)      (I.R.S. Employer
                                                                               Identification No.)

         111 Westwood Place, Suite 200
              Brentwood, Tennessee                              37027
  ----------------------------------------------           ---------------
     (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (615) 221-2250




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 9.       Regulation FD Disclosure
--------------------------------------

         Supplemental information relating to American Retirement Corporation's third quarter 2001 results is attached hereto as Exhibit 99.1.







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN RETIREMENT CORPORATION


Date: November 14, 2001                     By: /s/ H. Todd Kaestner
                                                --------------------------------
                                            H. Todd Kaestner
                                            Executive Vice President -
                                            Corporate Development










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                                  EXHIBIT INDEX



      No.            Exhibit
      ---            -------
     99.1            Supplemental Information